Exhibit 10.15B

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Signature Version

Amendment No. 1 to Terms and Conditions of Purchase

This Amendment No. 1 to Terms and Conditions of Purchase (the “Amendment”), effective as of the date of full execution (“Amendment Effective Date”), is entered into by and between:

Berkeley Lights, Inc., a Delaware corporation (“BLI”) with a principal place of business at 5858 Horton Street, Suite 320, Emeryville, California 94608, on the one hand, and

Korvis, LLC, a Limited Liability Company (“Korvis”) with a principal place of business at 2101 NE Jack London St., Corvallis, OR 97330, USA.

WITNESSETH

Whereas, BLI and Korvis have entered into that certain Terms and Conditions of Purchase having an effective date of February 25, 2015 (hereinafter referred to as the “Ts&Cs”);

Whereas, BLI and Korvis wish to amend the Ts&Cs in accordance with the terms set forth in this Amendment;

Whereas, all capitalized terms in this Amendment shall have the meaning ascribed herein or in the Ts&Cs;

Now Therefore, in consideration of the premises and the mutual covenants herein contained and eventual addenda, BLI and Korvis agree to amend the Ts&Cs, with effect from the Amendment Effective Date, as follows:

AMENDMENTS

The Ts&Cs are amended as set forth below:

1)	The following new sentence is added to the end of Section 2.2:

Supplier shall at all times accept a BLI Order if the Order is consistent with a non-binding forecast (provided per Section 2.1) and aligns to Supplier’s then-current lead times.

2)	The following new sentence is added to the end of Section 2.5:

BLI shall make its [***] effort to supply Orders to Supplier in a timely manner [***] between the date the Order is placed and the first identified shipping date for the Beacon Platform (as defined in Section 2.10).

Supplier shall maintain a manufacturing capacity of no less than [***] ([***]) Beacon Platforms (as defined in Section 2.10) per month and shall use its [***] efforts to reduce Beacon Platform lead time from [***] by [***] by the end of the first [***] after the Amendment Effective Date, and by [***] each [***]-months thereafter for the term of these Ts&Cs.

Korvis and BLI Confidential

Signature Version
Amendment No. 1 to Ts&Cs Page 2 of 5

3)	Section 2.6 is deleted in its entirety and replaced with the following:

2.6. Delivery; Risk of Loss. [***] with respect to performance of each Order. Supplier agrees to deliver the Products to Supplier’s Platform Inventory (as defined in Section 10) consistent with the then-applicable agreed Platform lead-time. Upon BLI’s issuance of Shipping Instructions (as defined in Section 2.10), Supplier will deliver the Products to the delivery point (“Delivery Point”) identified in the Shipping Instructions. [***] will pay all duty, transportation, shipping, insurance and other charges incurred to ship the Products Platform Inventory to the Delivery Point. Subject to Section 2.10, [***], which actions will not entitle Supplier to [***] and will not subject BLI to [***]. Except to the extent that the Products are damaged during shipping as a result of [***], all risk of loss and damage to the Products shall pass to BLI after [***].

4)	The following new Section 2.10 is added to the Ts&Cs:

2.10. Minimum Finished Goods Inventory. BLI may issue Orders in such volume(s) that require Supplier to maintain, commencing [***] ([***]) days after the Amendment Effective Date and at all times thereafter, at least [***] ([***]) BLI Beacon® opto-fluidic platforms (“Beacon Platforms”) in Supplier’s finished goods inventory (the “Platform Inventory”). The Supplier, at its sole discretion, can build ahead up to [***] ([***]), BLI Beacon® opto-fluidic platforms (“Beacon Platforms”) in Supplier’s finished goods inventory (the “Platform Inventory”). For each BLI Beacon Platform Order, BLI shall have up to [***] ([***]) years from the placement of the Order to issue shipping instructions identifying the specific Beacon Platform(s) to be shipped, the entity to whom shipment is to be made and the method of shipment (each a “Shipping Instructions”) for the number of Beacon Platforms in the Order that contribute, in whole or in part, to the Platform Inventory. For clarity, if Supplier elects to build platforms ahead of BLI placed Orders, BLI shall not be obligated to purchase those platforms. For example, if on [***] there are [***] Beacon Platforms in the Platform Inventory and BLI places an Order for [***] Beacon Platforms, BLI may require Supplier to hold [***] of the [***] Beacon Platforms in its Platform Inventory but must (i) issue purchase and shipping instructions for [***] Beacon Platforms, with such instructions delivered to Supplier within [***] ([***]) days of the platforms being moved from WIP into finished goods inventory, and, further, (ii) must issue purchase and shipping instructions for the [***] Beacon Platforms being held in Platform Inventory (i.e., the [***] Beacon Platforms ordered minus the [***] Beacon Platforms being held in Platform Inventory) on or before [***]. [***] shall hold title and risk of loss for the Platform Inventory. Supplier shall ensure that its Section 8.3 insurance coverage is [***] sufficient to meet its Platform Inventory requirement under this Section 2.10.

Korvis and BLI Confidential

Signature Version
Amendment No. 1 to Ts&Cs Page 3 of 5

5)	The following new Section 3.6 is added to the Ts&Cs:

3.6 Shipping Instructions and Timing of Invoices and Payments. Supplier shall issue invoices for BLI Orders upon [***]. BLI shall pay the invoices [***] from the date of invoice, which shall be dated no earlier than the date of [***]. [***].

6)	The following sentence is added to the end of Section 4.2:

For all products that are Beacon Platforms, Supplier shall [***] (“Beacon Platform Checkout”) by signing the Beacon Platform Checkout and delivering it to BLI within [***] ([***]) business days of actual shipment.

7)

Section 9.4 is amended to require [***] days prior written notice of any temporary or permanent discontinuance of Product production and to confirm the final order obligation shall exist in the case of Supplier’s non-renewal of the Ts&Cs:

9.4 Final Orders. Supplier shall give BLI prompt but no less than [***] days prior written notice of the temporary or permanent discontinuance of production of the Products during which time Supplier shall accept Order(s) from BLI for the quantities of such Products that BLI requests. In the event that at the end of the [***] day period, Supplier has not fulfilled all of BLI’s Order(s), [***]. Supplier’s obligation to accept and fulfill final Orders from BLI shall also exist if Supplier has provided written notice of non-renewal of these Ts&Cs under Section 11.1. To facilitate Supply Transition (as provided for under Section 9.5), BLI may have [***] as Supplier manufactures final orders.

8)	The first sentence of Section 9.5 is amended to clarify the date that information and documentation is provided:

9.5 Supply Transition. Within [***] days of Supplier’s delivery of written notice under Section 9.4, Supplier agrees to provide [***], providing that the same exists, including by way of example, on-site inspections, bill-of-material data, tooling and processes detail, [***].

9)	Section 11.1 is amended to require 90 day notice of non-renewal:

11.1 Term. The initial term of these Ts&Cs is 24 months following the Effective Date, unless earlier terminated pursuant to these Ts&Cs. These Ts&Cs will automatically renew for additional and successive 12 months terms unless a party provides written notice of non-renewal to the other party at least 90 days before the end of the then current term.

Korvis and BLI Confidential

Signature Version
Amendment No. 1 to Ts&Cs Page 4 of 5

10)	Section 11.2 is amended by deleting the second (last) sentence and adding the following sentence:

In addition, a party may terminate these Ts&Cs at any time for any reason if, for any given consecutive 120-day period both (i) the parties do not have any Order(s) outstanding, and (ii) there is no Platform Inventory.

Except as expressly changed by this Amendment, all of the terms and conditions of the Ts&Cs shall remain unchanged and in full force and effect.

Korvis and BLI Confidential

Signature Version
Amendment No. 1 to Ts&Cs Page 5 of 5

IN WITNESS WHEREOF, BLI and Korvis have caused this Amendment to be executed by their respective duly authorized officers or representatives.

Korvis:		BLI:

Korvis USA		Berkeley Lights, Inc.

By:	/s/ Richard A Carone	By:	/s/ Stuart Merkadeau
Name:	Richard A Carone	Name:	Stuart Merkadeau
Title:	Managing Director	Title:	General Counsel
Date:	4/18/19	Date:	23 April 2019

Korvis and BLI Confidential